UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Waters Instruments, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE AND INVITATION

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 26, 2004

WATERS INSTRUMENTS, INC.

13705 26th Avenue N., Suite 102

Minneapolis, MN 55441

YOUR PERSONAL INVITATION

September ___, 2004

Dear Shareholder:

We are pleased to notify you that the Annual Meeting of Shareholders of Waters Instruments, Inc. (“Waters” or the “Company”) will be held on Tuesday, October 26, 2004, at 1:30 p.m., CDT, at the offices of Fredrikson & Byron, 4000 US Bank Plaza, 200 South Sixth Street, Minneapolis, Minnesota, 55402 for the following purposes:

(1)          To set the number of directors at four (4);

(2)          To amend the Company’s Articles of Incorporation to increase the number of authorized shares to 100,000,000, consisting of 20,000,000 common shares and 80,000,000 undesignated shares;

(3)          To approve the 2004 Equity Incentive Plan; and

(4)          To transact such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on September 8, 2004 as the record date for determination of shareholders entitled to notice of and to vote at such Annual Meeting.

Our Board of Directors and I cordially invite you to attend this meeting. Whether or not you plan to be personally present at the meeting, please complete, date and sign the enclosed proxy card and return it promptly in the pre-addressed envelope provided or by fax to 763-509-7450. If you later decide to revoke your proxy, you may do so at any time before it is exercised.

Sincerely,

/s/ Jerry W. Grabowski
Jerry W. Grabowski
President and Chief Executive Officer

ANNUAL MEETING OF SHAREHOLDERS

PROXY STATEMENT

OUTSTANDING SHARES, VOTING RIGHTS AND GENERAL MATTERS

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Waters Instruments, Inc. (the “Company”) of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on October 26, 2004, at the location and for the purposes set forth in the Notice of Annual Meeting, and at any adjournment thereof. The Board of Directors has fixed September 8, 2004 as the record date for determining shareholders entitled to vote at the 2004 Annual Meeting.  Holders of Common Stock of record at the close of business on September 8, 2004 will be entitled to vote at the Meeting. Each share of Common Stock entitles the holder to one vote; shareholders are not entitled to cumulate their votes in the election of directors. As of September 8, 2004, there were 2,395,796 shares of Common Stock issued and outstanding and entitled to vote at the Meeting.

If the enclosed proxy is properly executed and returned to the Company, all shares represented thereby will be voted as directed. If no direction is made, the proxy will be voted in favor of the proposals set forth in the Notice of Annual Meeting and in favor of the number of directors proposed by the Board of Directors. Any shareholder providing a proxy may revoke it at any time prior to its use at the Meeting by giving written notice of such revocation to the Secretary or other officer of the Company or by filing a new written proxy with an officer of the Company. Personal attendance at the Meeting is not, by itself, sufficient to revoke a proxy unless written notice of the revocation or a subsequent proxy is delivered to an officer before the revoked or superseded proxy is used at the Meeting.

The presence at the Annual Meeting in person or by proxy of the holders of thirty-three and one-third percent (33⅓%) of the outstanding shares of the Company’s Common Stock entitled to vote shall constitute a quorum for the transaction of business. If a broker returns a non-vote proxy, indicating lack of authority to vote on such matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum; however, such non-vote will not be deemed to be represented at the meeting for purposes of calculating the vote with respect to such matter. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed to be present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter; however, the vote abstained shall not be deemed to have been voted in favor of such matter. Proxies which are signed but which lack any such specification will be voted in favor of the proposals set forth in the Notice of Meeting.

The mailing address of the principal administrative offices of the Company is 13705 26th Avenue N., Suite 102, Minneapolis, MN 55441. The Company expects that this Proxy Statement and the related Proxy and Notice of Meeting will first be mailed to shareholders on or about September ____, 2004.

CORPORATE GOVERNANCE

Our business affairs are conducted under the direction of the Board of Directors in accordance with the Minnesota Business Corporation Act and our Articles of Incorporation and Bylaws.  Members of the Board of Directors are informed of our business through discussions with management, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees.  The corporate governance practices that we follow are summarized below.

Independence

The Board has determined that a majority of its members are “independent” as defined by the listing standards of the Nasdaq Stock Market.  Our independent directors are Eugene W. Courtney, William R. Franta and John  A. Grimstad.

Code of Business Conduct and Ethics

The Board has approved a Code of Business Conduct and Ethics, which applies to all of our employees, directors and officers, including our principal executive officer, principal financial officer, principal accounting officer and controller.  The Code of Business Conduct and Ethics addresses such topics as protection and proper use of our assets, compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting, conflicts of interest and insider trading.  The Code of Business Conduct and Ethics is available free of charge through our website at www.wtrs.com and is available to any shareholder who sends a request for a paper copy to Waters Instruments, Inc., Attn. Director of Investor Relations, 13705 26th Avenue N., Suite 102, Minneapolis, MN  55441.  Waters intends to include on its website any amendment to, or waiver from, a provision of its code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer and controller that relates to any element of the code of ethics definition enumerated in Item 406(b) of Regulation S-B.  Waters contracted with an independent professional organization to provide anonymous hotline services that permit employees of the Company to communicate any concerns about behavior or practices of Waters, its employees, officers or directors.  The service was established to assist the Board of Directors in effective internal control.

Meeting Attendance

Board and Committee Meetings.  The Board held five (5) meetings during fiscal year 2004. Each current director attended one hundred percent (100%) of the aggregate number of meetings of the Board and of the Committees of which he is a member.

Annual Meeting of Shareholders.  The Company does not have a policy that requires members of the Board to attend the Annual Meeting of Shareholders.  For a number of years, the Board of Directors has conducted a meeting immediately before the Annual Meeting of Shareholders.  Directors who have been able to attend such Board meetings have also attended the Annual Meeting of Shareholders.

Executive Sessions of the Board

An executive session of non-management directors is held following each Board meeting and at such other times as necessary.

Committees of the Board

Our Board of Directors has three standing committees, the Audit Committee, the Compensation Committee and the Nominating Committee.  During fiscal year 2004, Mr. Courtney, Mr. Franta and Mr. Grimstad, each of whom is an independent director, were the members of the Audit Committee and the Compensation Committee.  Mr. Courtney and Mr. Franta were the members of the Nominating Committee.  Each committee member is expected to continue as a member of the named committee, except as noted below.

Audit Committee. The Audit Committee generally oversees the structure of the Company’s internal controls, reviews the selection of the independent auditors, reviews the annual audit plan, and oversees the Company’s financial reporting. The Audit Committee is responsible for the engagement of our independent accountants and reviews other matters relating to our relationship with our independent accountants.  The Board has determined that William R. Franta is the “audit committee financial expert” as defined by Item 401(e) of Regulation S-B under the Securities Act of 1933.  We acknowledge that the designation of Mr. Franta as the audit committee financial expert does not impose on Mr. Franta any duties, obligations or liability that are greater than the duties, obligations and liability imposed on Mr. Franta as a member of the Audit Committee and the Board of Directors in the absence of such designation or identification.  The Audit Committee’s Report is included on page 12.  The Audit Committee met four (4) times during fiscal 2004.   Mr. Franta and Mr. Courtney intend to continue to serve on the Audit Committee for fiscal year 2005, subject to changes in Nasdaq’s rules on independence.  Mr. Grimstad intends to resign from the Audit Committee, effective no later than as of the date of the Annual Meeting.

Compensation Committee. The Compensation Committee recommends to the Board of Directors from time to time the salaries to be paid to our executive officers and any plan for additional compensation it deems appropriate.  In addition, this committee is vested with the same authority as the Board of Directors with respect to the granting of awards and the administration of our stock plans.  The Compensation Committee met three (3) times during fiscal 2004. Mr. Grimstad intends to resign from the Compensation Committee, effective no later than as of the date of the Annual Meeting.  Thereafter, the Compensation Committee will consist of Mr. Franta and Mr. Courtney until Mr. Grimstad’s replacement is elected.  It is expected that the Company’s Board of Directors will delegate to the Compensation Committee the responsibility of administering the 2004 Equity Incentive Plan.

Nominating Committee. The Nominating Committee, which consists of Mr. Franta and Mr. Courtney, was established in 2003 to recommend candidates for our Board of Directors.  The recently adopted Charter of the Nominating Committee is described more fully in the Nominating Committee’s Report on page 3.  There was one (1) meeting of the Nominating Committee in fiscal year 2004.

Communications with the Board

Shareholders may communicate directly with the Board of Directors.  All communications should be directed to our Chief Financial Officer at the address below and should prominently indicate on the outside of the envelope that it is intended for the

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Board of Directors or for non-management directors.  If no director is specified, the communication will be forwarded to the entire Board.  The communication will not be opened before being forwarded to the intended recipient, but it will go through normal security procedures.  Shareholder communications to the Board should be sent to:

Chief Financial Officer

Waters Instruments, Inc.

13705 26th Avenue N., Suite 102

Minneapolis, MN 55441

COMPENSATION OF DIRECTORS

Each non-employee, non-officer director, excluding Mr. Grimstad, receives an annual retainer fee of (i) Eight Thousand Dollars ($8,000), Three Hundred Dollars ($300) for each attended quarterly meeting of the Board, (ii) Fifty Dollars ($50) for each breakfast or dinner meeting of the Board, and (iii) One Hundred Fifty Dollars ($150) for each attended meeting of a Committee on which he serves. Each director receives reimbursement of travel expenses.  Such directors also receive a monthly stipend of Fifty Dollars ($50) to cover miscellaneous travel, telephone and meal expenses associated with Board responsibilities.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

To management’s knowledge, no director, officer, or ten percent shareholder or any affiliates of such persons had in fiscal year 2003 or 2004 or currently has any material interest, direct or indirect, in any transaction in which the Company was involved.

NOMINATING COMMITTEE REPORT

The Nominating Committee is comprised of two independent directors.  In accordance with its written Charter adopted by the Board of Directors, the Nominating Committee assists the Board of Directors with fulfilling its responsibility regarding selection of candidates for our Board of Directors, reviewing the composition of the Board and evaluating the performance of Board members.

The Nominating Committee will consider candidates for nomination as a director recommended by shareholders, directors, third party search firms and other sources.  In evaluating director nominees, a candidate should have certain minimum qualifications, including being able to read and understand basic financial statements, have high moral character and mature judgment, and be able to work collegially with others.  In addition, appropriate factors such as the following will be considered:

•                  the size and composition of the Board;

•                  the needs of the Board with respect to particular talents and experiences;

•                  the knowledge, skills and experience of the nominee; and

•                  legal and regulatory requirements.

Shareholders who wish to recommend one or more directors must provide a written recommendation to our Chief Financial Officer.  Notice of a recommendation must include the shareholder’s name, address and the number of Waters shares owned, along with information with respect to the person being recommended, i.e. name, age, business address, residence address, current principal occupation, five-year employment history with employer names and a description of the employer’s business, the number of shares beneficially owned by the prospective nominee, whether such person can read and understand basic financial statements and other board memberships, if any.  The recommendation must be accompanied by a written consent of the prospective nominee to stand for election if nominated by the Board of Directors and to serve if elected by the shareholders.  Waters may require any nominee to furnish additional information that may be needed to determine the eligibility of the nominee.

In addition, the Company’s Bylaws permit shareholders to nominate directors for consideration at a meeting of shareholders at which one or more directors are to be elected. For a description of the process for nominating directors in accordance with the Company’s Bylaws, see “Shareholder Proposals and Nominations of Director Candidates” on page 12.

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 A copy of the current Nominating Committee Charter will be available on our website at www.wtrs.com.

Members of the Nominating Committee

William R. Franta - Chair

Eugene W. Courtney

SETTING THE NUMBER OF DIRECTORS

(Proposal #1)

The Amended and Restated Bylaws of the Company provide that the number of directors shall be determined by the shareholders at each Annual Meeting, provided that the number shall not be less than three (3) or more than nine (9). The Board of Directors recommends setting the number of directors at four (4) at this Annual Meeting. Under applicable Minnesota law, approval of the proposal to set the number of directors at four (4) requires the affirmative vote of the majority of voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter. Each proxy will be voted for or against such number or not voted at all as directed by the shareholder.

Provided that the number of directors is set at seven (7) or less, the Amended and Restated Bylaws of the Company also provide for the election of two classes of directors, designated Class I and Class II, with terms staggered. If there are more than seven (7) directors, the directors are to be divided into three (3) classes, designated Class I, Class II, and Class III. If there are three (3) classes, each class is to consist of, as nearly as possible, one-third of the total number of directors constituting the entire Board of Directors.  At our Annual Meeting of Shareholders held in October 2002, Class I directors were elected for a term of three years ending in 2005.  At our Annual Meeting of Shareholders held in October 2003, Class II directors were elected for a three year term ending in 2006.  Therefore, no directors will be elected at the 2004 Annual Meeting. Following is information about the current directors of the Company.

		Position with the Company and	First Became
Name	Age	Principal Occupation	a Director
William R. Franta Class I, term ending 2005	62	Director, Technology Consultant	1997
John A. Grimstad Class I, term ending 2005	54	Secretary and Director of the Company, Vice President of Fredrikson & Byron, P.A., Minneapolis, MN	1996
Jerry W. Grabowski Class II, term ending 2006	52	President, Chief Executive Officer and Director of the Company	1993
Eugene W. Courtney Class II, term ending 2006	68	Director, Independent Management Consultant	2003

NASDAQ Rules 4200(a)(15) and 4350(c) indicate that to qualify as an “independent director” with respect to the Audit Committee a director must have no relationship that would interfere with the exercise of independent judgment.  To ensure the Company’s compliance without question regarding independence, Mr. Grimstad intends to resign from the Audit Committee and the Compensation Committee.  To comply with NASDAQ Rule 4350(d) that the Audit Committee consist of three (3) persons who qualify as independent directors, the Company must identify a suitable candidate who will agree to serve as a member of the Company’s Board of Directors, the Audit Committee and the Compensation Committee.  As of the date of mailing of this Proxy Statement, the Nominating Committee has not identified and recommended a candidate to the Board of Directors.  The Company believes a suitable candidate will be timely identified.

Business Experience of Directors

The following information is presented as to each director’s business experience during the past five years and his directorships of other publicly held corporations:

Mr. Franta is currently an independent business, market & technology consultant to several venture finance companies.  From February 2000 to October 2000, he was the Vice President of Product Strategies at REAL Solutions, Ltd., Woodland Hills, CA. From August 1997 to February 2000, he was the Vice President of Marketing at Centron in Minneapolis, MN. Between February 1997 and August 1997, he was a Business Development and Technology Consultant in Minneapolis, MN. From January 1987 to February 1997, he served as Senior Vice President of Network Systems Corporation.

Mr. Grimstad has been engaged in the private practice of law since 1977 and has been a Vice President and shareholder of Fredrikson & Byron, P.A., the Company’s principal outside counsel, since 1984. Mr. Grimstad has served as Secretary to the Company since 1995.

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Mr. Grabowski has been President and Chief Executive Officer and a member of the Board of Directors of the Company since August 1993. He also served as our Chief Financial Officer, Secretary and Treasurer from December 1994 until October 1996. From 1988 until joining the Company, Mr. Grabowski was employed as General Manager of Onan Power/Electronics Division.

Mr. Courtney has served as an independent management consultant since December 1998. From October 1999 to February 2001, he served as President and Chief Executive Officer of RSI Systems, Inc., a company that designs, manufactures and distributes videoconferencing systems. Mr. Courtney served as Chief Executive Officer of HEI, Inc., a company which designs and manufactures microelectronics, from 1990 until December 1998; he also served as HEI’s President from 1990 to July 1998 and as its Executive Vice President from 1988 to 1990. Mr. Courtney serves as a director of Datakey, Inc.

PRINCIPAL SHAREHOLDERS

The following table provides information concerning the only persons known to the Company to be the beneficial owners of more than 5% of the Company’s outstanding Common Stock as of September 8, 2004:

	Number of Shares
Name and Address of Beneficial Owner	Beneficially Owned	Percent of Class
Peace Shalom Foundation 8555 South Robert Trail, Inver Grove Heights, MN 55007	281,929 (1)	11.8%
Woodland Investment Company 3007 Skyway Circle North, Irving, TX 75038	258,000 (2)	10.8%
Nicole F. Kohl Gift Trust 3007 Skyway Circle North, Irving, TX 75038	135,000 (3)	5.6%
Heartland Advisors, Inc. 789 North Water Street, Milwaukee, WI 53202	200,000 (4)	8.3%
Jerry W. Grabowski 13705 26th Avenue N., Suite 102, Minneapolis, MN 55441	123,125 (5)	5.1%

(1)          Includes 24,061 shares of stock held in the name of the Estate of Charles Schiefelbein, of which Duane Schiefelbein, as trustee of Peace Shalom Foundation, is the Personal Representative and has sole voting and investment power.  Mr. Schiefelbein has shared voting and investment power over the Peace Shalom Foundation shares. The Company has relied upon information contained in a Schedule 13G filed with the Securities and Exchange Commission on August 16, 2004 and other information provide to it by Mr. Schielfelbein.

(2)          According to the most current Schedule 13D filed by Woodland Investment Company and information provided by it, the power to vote and dispose (or to direct the vote or disposition) of such shares is shared with Atlee M. Kohl and Nicole F. Kohl, each of whom are thereby deemed to be beneficial owners of such shares.

(3)          According to the most current Schedule 13D filed by Kohl Gift Trust and information provided to the Company, the power to vote and dispose (or to direct the vote or disposition) of such shares is shared by the Northern Trust Company and Atlee M. Kohl, trustees of the Kohl Gift Trust. Mr. Kohl is deemed to be a beneficial owner of such shares.

(4)          Represents shares held for clients of Heartland Advisors, Inc. (“Heartland”).  Heartland has shared dispositive power over the shares, and William J. Nasgovitz, President and principal shareholder of Heartland Advisors, may be deemed to have both voting and investment power over the shares. The Company has relied on information contained in a Schedule 13G filed with the Securities and Exchange Commission on February 13, 2004 by Heartland Advisors and Mr. Nasgovitz.

(5)          Includes 29,625 shares which may be purchased by Mr. Grabowski upon exercise of options which are or will become exercisable within 60 days of September 8, 2004.

MANAGEMENT SHAREHOLDINGS

The following table sets forth the beneficial ownership of the Company’s Common Stock by (i) each director of the Company, (ii) the named executive officers in the Summary Compensation Table, and (iii) all directors and executive officers as a group, as of September 8, 2004. Except as otherwise indicated, the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock owned by them.

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	Number of Shares
Name of Officer or Director	Beneficially Owned (1)	Percent of Class (1)
Jerry W. Grabowski	123,125 (2)	5.1%
John A. Grimstad	40,875 (3)	1.7%
William R. Franta	30,075 (4)	1.2%
Gregory J. Anshus	17,514 (5)	0.7%
Eugene W. Courtney	5,025 (6)	0.2%
Officers and Directors as a Group (5 persons)	216,614 (7)	8.6%

(1)          Under the rules of the Securities and Exchange Commission, an individual is also deemed to beneficially own shares which are not outstanding but which the individual has the right to acquire as of September 8, 2004 or within 60 days of such date. Such shares not outstanding but so deemed beneficially owned are treated as outstanding when determining the percent of the class owned by the particular individual and when determining the percent owned by the group.

(2)          Includes 29,625 shares which may be purchased by Mr. Grabowski upon exercise of options which are or will become exercisable within 60 days of September 8, 2004.

(3)          Includes 3,300 shares held by Mr. Grimstad’s wife and 30,075 shares which may be purchased by Mr. Grimstad upon exercise of options which are or will become exercisable within 60 days of September 8, 2004.

(4)          Represents 30,075 shares which may be purchased by Mr. Franta upon exercise of options which are or will become exercisable within 60 days of September 8, 2004.

(5)          Represents 14,625 shares which may be purchased by Mr. Anshus upon exercise of options which are or will become exercisable within 60 days of September 8, 2004.

(6)          Represents 5,025 shares which may be purchased by Mr. Courtney upon exercise of options which are or will become exercisable within 60 days of September 8, 2004.

(7)          Includes 109,425 shares which may be purchased by officers and directors upon exercise of options which are or will become exercisable within 60 days of September 8, 2004.

EXECUTIVE COMPENSATION

The following table sets forth certain information regarding compensation earned or accrued during each of the Company’s last three fiscal years to the named executive officers:

Summary Compensation Table

		Annual Compensation				Long Term Compensation
					Restricted	Securities
					Stock	Underlying	All Other
Name & Principal Position	Year	Salary	Bonus (1)	Other	Awards	Options	Comp (2)
Jerry W. Grabowski	2004	$234,520	$103,991	—	—	30,000	$11,276
President & CEO	2003	$230,010	$51,824	—	—	0	$11,112
	2002	$219,577	$107,265		—	0	$10,452

Gregory J. Anshus	2004	$111,115	$22,551	—	—	0	$2,958
Chief Financial Officer	2003	$107,100	$10,019	—	—	0	$3,195
	2002	$100,692	$24,453	—	—	0	$3,249

(1)          Represents incentive compensation (bonus) payment.

(2)          Represents insurance premiums and 401(k) match paid by the Company.

Option Grants During Fiscal Year 2004

The following table sets forth for each of the Executive Officers named in the Summary Compensation Table the stock options granted during fiscal year 2004.  The Company has not granted any stock appreciation rights.

% of Total
Options Granted
	Options	To Employees in	Exercise
Name	Granted(1)	Fiscal Year 2004	Price/Share(1)	Expiration Date
Jerry W. Grabowski	30,000	100%	$5.90	03/12/14
Gregory J. Anshus	—	—-	—	—-

(1)          The options were granted on March 12, 2004 at the fair market price on the date of grant; and are 100% exercisable on March 12, 2009.

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Option Exercises During Fiscal Year 2004 and Fiscal Year-end Option Values

Name	Shares Acquired on Exercise (#)	$ Value Realized	Number of Unexercised Options at FY-End (#) Exercisable/ Unexercisable		Value of Unexercised In-the-Money Options at FY-End ($) Exercisable/Unexercisable (1)

Jerry W. Grabowski	10,000	$34,214	75,125	30,000	$381,244	$39,300
Gregory J. Anshus	0	$0	14,625	0	$49,586	$0

(1)          Aggregate value is calculated on the basis of the difference between each option exercise price and the closing sale price for the Company’s Common Stock at exercise date or year-end, as the case may be, as quoted on the Nasdaq SmallCap Market, multiplied by the number of shares of Common Stock underlying such option.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

The Company has entered into an employment agreement with Jerry W. Grabowski, which provides for compensation in the event Mr. Grabowski’s employment with the Company is terminated under certain circumstances. Upon termination of employment initiated by the Company’s Board of Directors, Mr. Grabowski will have the right to receive an amount equal to twelve months base salary and the cost of all existing health/medical and other benefit plans enjoyed by Mr. Grabowski on the effective date of termination (subject to the terms of the plans) or substantially the same benefits if the plan makes non-employees ineligible for benefits. Mr. Grabowski will also be entitled to receive on August 31, in the year immediately following the “Performance Period” (most recently ended fiscal year) in which a termination occurred, the incentive compensation he would had earned had his employment not been terminated. Such amount shall be prorated to reflect the number of months that he was employed by the Company prior to such termination. In the event Mr. Grabowski’s employment with the Company is terminated within one year of a change in control, then upon such termination, the Company will pay Mr. Grabowski an additional amount equal to the base salary then in effect for one year, in addition to the Company’s obligation stated above.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than ten percent (10%) of the registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the SEC). Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received, the Company believes that, during the period from July 1, 2003 through June 30, 2004, all its officers, directors, and greater than ten-percent beneficial owners complied with the filing requirements.

AMENDMENT TO INCREASE AUTHORIZED SHARES

(Proposal #2)

General

On August 21, 2004, the Board of Directors of the Company unanimously approved an amendment to the Company’s Articles of Incorporation which increases the total number of authorized shares from 5,000,000 common shares, with a par value of $.10 per share, and 120,000 preferred shares, with a par value of $25 per share, to 100,000,000 shares, consisting solely of 20,000,000 common shares and 80,000,000 undesignated shares, each with a par value of $.01 per share solely for the purpose of a statute or regulation imposing a tax or fee based upon the capitalization of the corporation (the “Amendment”). As of September 8, 2004, there were 2,395,796 common shares outstanding and no preferred shares outstanding. The previously authorized preferred shares were eliminated. As of September 8, 2004, the following common shares were reserved for issuance: (i) 449,850 shares under the 1995 Stock Option Plan, of which there are outstanding options to purchase 200,475 shares; (ii) 222,150 shares under the 1997 Associates Stock Purchase Plan; and (iii) 550,000 shares under the 2004 Equity Incentive Plan, of which there are no outstanding options.

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Reason for the Amendment

The Board of Directors deems it advisable to increase the number of authorized shares in order to provide the Company with increased flexibility in structuring possible future financings and acquisitions and in meeting other corporate needs which might arise. The Company has no current commitments or plans for the issuance of the common shares other than in connection with our employee stock purchase and incentive compensation plans.  Neither the Board of Directors nor management of the Company is aware of any specific effort to accumulate the Company’s securities or to obtain control of the Company by means of a merger, tender offer or solicitation of proxies in opposition to management.

The Company’s existing Articles of Incorporation authorize 5,120,000 shares, consisting of 5,000,000 common shares, with a par value of $.10 per share and 120,000 preferred shares, with a par value of $25 per share, and do not permit the Board to establish other classes of stock.  The Amendment increases the total number of shares the Company is authorized to issue from 5,120,000 shares to 100,000,000 shares and eliminates the previously authorized preferred shares. The Amendment authorizes the Board to establish from the 80,000,000 undesignated shares, by resolution adopted and filed with the Minnesota Secretary of State in the manner provided by law, one or more classes or series (which may include but is not limited to designation as additional common shares) and to fix the relative rights and preferences of each such class or series.  These shares will be available for issuance by the Board at such times and for such purposes as the Board may deem advisable without further action by the shareholders, except as may be required by law or regulatory authorities.

Approval of an increase in the authorized number of common shares generally empowers the directors of the Company to issue additional common shares without giving notice to the shareholders or obtaining their approval, except in certain circumstances such as in connection with the adoption of certain employee benefit plans or the issuance of private equity that is subject to The Nasdaq Stock Market shareholder approval rules. The Nasdaq rules generally require us to obtain shareholder approval for issuances of common shares in connection with (i) the acquisition of another company if an officer, director or significant shareholder has a 5% or greater interest (or a 10% interest collectively) or the issuance or potential issuance of stock will be equal to 20% or more of the outstanding shares or voting power before the issuance, (ii) the sale of common shares in a private transaction if the sale is equal to 20% or more of the outstanding common shares or voting power and is sold for less than the greater of book or market value of the stock, (iii) the issuance of common shares that results in a change of control or (iv) the adoption of certain stock option or purchase plans or other equity compensation arrangements.

The Amendment will change the par value of the Company’s common shares from $.10 per share to $.01 per share solely for the purpose of a statute or regulation imposing a tax or fee based upon the capitalization of the corporation.  Each share of the Company’s common stock outstanding when the Amendment becomes effective will be reclassified as a share with a par value to $.01 solely for the purposes described above.  This change is intended to make the Company’s Articles of Incorporation consistent with Minnesota’s Business Corporation Act which has essentially eliminated par value, capital surplus and stated capital as operative concepts. No preferred shares are outstanding.

Existing Antitakeover Provisions

The Company’s proposal to increase the authorized number of common shares is not submitted in response to any accumulation of stock or threatened takeover. However, the increase in authorized common stock could, under certain circumstances, be construed as having an anti-takeover effect by, for example, diluting the stock ownership of shareholders and possibly making it more difficult to effect a change in the composition of the Board of Directors through the removal or addition of directors, or to accomplish a given transaction that may be in the shareholders’ interests. Further, the dilutive effect may limit the participation of shareholders in a merger or similar business combination, whether or not such transaction is favored by management. Except as noted below, the Company does not have any provisions in its governing documents that have an anti-takeover effect nor does it have plans to subsequently implement measures having anti-takeover effects. The Company’s existing Articles of Incorporation authorize a class of 120,000 preferred shares that is undesignated as to rights, preferences, privileges and restrictions. The Board has the authority to determine the rights, preferences, privileges and restrictions of these shares in one or more series and to issue such shares without shareholder approval.   In the event of a proposed merger, tender offer or other attempt to gain control of the Company of which the Board does not approve, the Board could create a series of preferred shares with rights and preferences that could impede the completion of such a transaction and issue such preferred shares to persons who would support the Board in opposing the transaction. Up until the time the preferred shares are eliminated if the Articles are amended as proposed, the Board does not intend to issue any of the currently authorized preferred shares except on terms which the Board deems to be in the best interests of the Company and its then existing shareholders. The Amendment eliminates these preferred shares.

The Company’s Bylaws provide for staggered election of directors, limit the number of directors and restrict the removal of directors.  Paragraph 3.2 of the Company’s Bylaws provides that shareholders shall determine the number of directors at each annual meeting, but restricts the number of directors to not less than three (3) and not more than seven (7) and provides that if

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there are seven (7) or fewer directors, the Board shall be divided into two class.  If there are more than seven (7) directors, the directors shall be divided into three classes.  Paragraph 3.2 requires the affirmative vote of the holders of not less than two-thirds (2/3) of the voting power outstanding to amend the provision.  As a result of this provision, the Company’s Board is divided into two classes and one class of directors is elected as each annual meeting for a three-year term.  The classification of directors has the effect of making it more difficult to change the composition of the Board of Directors.  Paragraph 3.3 of the Company’s Bylaws requires an affirmative vote of a majority of the directors to fill newly created directorships.  Paragraph 3.11 of the Company’s Bylaws provides that directors may be removed only for cause by affirmative vote of two-thirds (2/3) of the shareholders or by vote of the majority of the entire Board of Directors.

The Board of Directors has decided to consider the advisability of adopting anti-takeover defenses.  In its deliberations, the Board has discussed adopting a shareholder rights plan, commonly called a “Poison Pill.”  The Board has not adopted such a plan, but if approval of the proposed Amendment is given, it is likely the Board of Directors will systematically prepare for the adoption of such a plan and, if at the end of its deliberations, determines the adoption of such a plan is in the best interests of the shareholders, will adopt and implement such a plan.

Vote Required

According to the Company’s Articles of Incorporation, the vote required to approve the proposed Amendment is (i) the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all shares entitled to vote, or (ii) except as otherwise required by law, the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote provided such amendment does not receive the negative vote of the holders of more than twenty-five percent (25%) of the voting power of all shares entitled to vote.

ADOPTION OF 2004 EQUITY INCENTIVE PLAN

(Proposal #3)

General

The Board of Directors recently approved the Waters Instruments, Inc. 2004 Equity Incentive Plan (the “2004 Plan”). Upon shareholder approval of the 2004 Plan, no further options will be granted under the 1995 Stock Option Plan. The Board of Directors believes that the 2004 Plan will place the Company in an appropriate range of shares available under incentive plans for similarly situated companies. The Board believes that granting fairly priced stock options and other stock awards to employees, officers, consultants and directors are an effective means to promote the future growth and development of the Company. Such options and awards, among other things, increase these individuals’ proprietary interest in the Company’s success and enables the Company to attract and retain qualified personnel. The Board of Directors and Compensation Committee intend to tie individual officer grants closely to the desired future performance of the Company. The Board of Directors and the Compensation Committee also believe the 2004 Plan will tie the employees’ goals and interests to those of Waters and its shareholders.

Description of the 2004 Equity Incentive Plan

A general description of the material features of the 2004 Plan follows, but this description is qualified in its entirety by reference to the full text of the 2004 Plan, a copy of which may be obtained without charge upon request to our Chief Financial Officer.

General. Under the 2004 Plan, the Compensation Committee may award incentive or nonqualified stock options, restricted stock, stock appreciation rights, performance shares and performance units to those officers and employees of the Company (including its subsidiaries and affiliates), or to directors of or consultants or advisors to the Company, whose performance, in the judgment of the Board or Committee, can have a significant effect on the success of the Company. As of the date of the proxy, the Company had two (2) officers, ninety-eight (98) employees and three (3) non-employee directors.

Shares Available. The Plan provides for the issuance of up to 550,000 common shares of the Company, subject to adjustment of such number in the event of certain increases or decreases in the number of outstanding common shares of the Company effected as a result of stock splits, stock dividends, combinations of shares or similar transactions in which the Company receives no consideration. If any options or stock awards granted under the Plan expire or terminate prior to exercise, the shares subject to that portion of the option or stock award are available for subsequent grants.

Administration and Types of Awards.  The 2004 Plan will be administered by the Compensation Committee. The Committee has broad powers to administer and interpret the Plan, including the authority to (i) establish rules for the administration of the

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Plan, (ii) select the participants in the Plan, (iii) determine the types of awards to be granted and the number of shares covered by such awards, and (iv) set the terms and conditions of such awards.

Options. Options granted under the 2004 Plan may be either “incentive” stock options within the meaning of Section 422 of the Internal Revenue Code (“IRC”) or “nonqualified” stock options that do not qualify for special tax treatment under the IRC. No incentive stock option may be granted with a per share exercise price less than the fair market value of a share of the Company’s common shares on the date the option is granted. The closing sale price of a share of the Company’s Common Stock was $6.81 on September 14, 2004. The Committee will determine the term of the option (which in case of an incentive stock option, generally may not exceed ten years) and how it will become exercisable. An incentive stock option may not be transferred by an optionee except by will or the laws of descent and distribution. In certain circumstances, a nonqualified option may be transferred to a member of an optionee’s family, a trust for the benefit of such immediate family members or a partnership in which such family members are the only partners.

Restricted Stock and Restricted Stock Unit Awards. The Committee is also authorized to grant awards of restricted stock and restricted stock unit awards. Each restricted stock award granted under the Plan shall be for a number of shares as determined by the Committee, and the Committee, in its discretion, may also establish continued employment, vesting or other conditions that must be satisfied for the restrictions on the transferability of the shares and the risks of forfeiture to lapse.

Stock Appreciation Rights. A stock appreciation right may be granted independent of or in tandem with a previously or contemporaneously granted stock option, as determined by the Committee. Generally, upon the exercise of a stock appreciation right, the recipient will receive cash, shares of Common Stock or some combination of cash and shares having a value equal to the excess of (i) the fair market value of a specified number of common shares of the Company, over (ii) a specified exercise price. If the stock appreciation right is granted in tandem with a stock option, the exercise of the stock appreciation right will generally cancel a corresponding portion of the option, and, conversely, the exercise of the stock option will cancel a corresponding portion of the stock appreciation right. The Committee will determine the term of the stock appreciation right and how it will become exercisable. A stock appreciation right may not be transferred by an optionee except by will or the laws of descent and distribution.

Amendment. The Board of Directors may, from time to time, suspend or discontinue the 2004 Plan or revise or amend it in any respect; provided, (i) no such revision or amendment may impair the terms and conditions of any outstanding option or stock award to the material detriment of the participant without the consent of the participant except as authorized in the event of merger, consolidation or liquidation of the Company, (ii) the 2004 Plan may not be amended in any manner that will (a) materially increase the number of shares subject to the Plan except as provided in the case of stock splits, consolidations, stock dividends or similar events, (b) change the designation of the class of employees eligible to receive awards; (c) decrease the price at which options will be granted; or (d) materially increase the benefits accruing to participants under the 2004 Plan without the approval of the shareholders, to the extent such approval is required by applicable law or regulation.

Federal Income Tax Matters

Options. Under present law, an optionee will not realize any taxable income on the date a nonqualified option is granted pursuant to the Plan. Upon exercise of the option, however, the optionee must recognize, in the year of exercise, ordinary income equal to the difference between the option price and the fair market value of the Company’s common shares on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will receive an income tax deduction in its fiscal year in which nonqualified options are exercised equal to the amount of ordinary income recognized by those optionees exercising options, and must withhold income and other employment related taxes on such ordinary income.

Incentive stock options granted under the 2004 Plan are intended to qualify for favorable tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended. Under Section 422, an optionee recognizes no taxable income when the option is granted. Further, the optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option’s grant until three months before the date of exercise been an employee of the Company. The Company ordinarily is not entitled to any income tax deduction upon the grant or exercise of an incentive stock option. Certain other favorable tax consequences may be available to the optionee if he or she does not dispose of the shares acquired upon the exercise of an incentive stock option for a period of two years from the granting of the option and one year from the receipt of the shares.

Restricted Stock Awards. Generally, no income is taxable to the recipient of a restricted stock award in the year that the award is granted. Instead, the recipient will recognize compensation taxable as ordinary income equal to the fair market value of the shares in the year in which the transfer restrictions lapse. Alternatively, if a recipient makes a “Section 83(b)” election, the recipient will, in the year that the restricted stock award is granted, recognize compensation taxable as ordinary income equal to

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the fair market value of the shares on the date of the award. The Company normally will receive a deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Stock Appreciation Rights. Generally, a recipient of a stock appreciation right will recognize compensation taxable as ordinary income equal to the value of the common shares or the cash received in the year that the stock appreciation right is exercised. The Company normally will receive a deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

New Plan Benefits

No options or other stock awards have been granted to date under the 2004 Equity Incentive Plan.  Because future grants and awards under the Plan are subject to the Compensation Committee’s discretion, the future benefits or amounts that may be received by employees and directors under the Plan cannot be determined at this time.

Vote Required

The Board of Directors recommends that the shareholders approve the 2004 Equity Incentive Plan.  Under applicable Minnesota law, approval of the 2004 Plan requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter.

Equity Compensation Plan Information

The following table summarizes our equity compensation plan information as of June 30, 2004, our fiscal year end.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	245,975	$3.48	471,525*
Equity compensation plans not approved by security holders	None	None	None
TOTAL	245,975	$3.48	471,525

* Includes 222,150 shares available for issuance under our 1997 Associates Stock Purchase Plan.

INDEPENDENT PUBLIC ACCOUNTANTS

The firm of PricewaterhouseCoopers LLP, Certified Public Accountants, served as the Company’s independent accountants for the fiscal year ended June 30, 2004. Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting of Shareholders and will be afforded the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Fees

The aggregate fees billed and to be billed by PricewaterhouseCoopers, LLP for fiscal years 2003 and 2004:

	2003	2004
Audit Fees	$65,355	$73,175
Audit-Related Fees	8,200	9,700
Tax Fees	8,100	19,812
All Other Fees	0	6,083
	$81,655	$108,770

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Audit-related fees are primarily for services in connection with the benefit plan audit. All other fees were in connection with services relating to preparation of federal and state returns.  Tax fees include fees for services provided in connection with year end preparation and planning.

The Company’s Audit Committee has considered whether provision of the above non-audit services is compatible with maintaining accountants’ independence and has determined that such services are compatible with maintaining accountants’ independence.

Financial Information Systems Design and Implementation Fees

PricewaterhouseCoopers, LLP or associated entities did not provide any services to the Company for financial information systems design and implementation in fiscal 2004.

Pre-Approval Policy

The Audit Committee has adopted a policy for pre-approval of all audit and non-audit services by its independent auditors, but it has routinely approved all audit and permitted non-audit services to be performed for the Company by its independent auditors.

REPORT OF AUDIT COMMITTEE

The Board of Directors maintains an Audit Committee comprised of three (3) of the Company’s outside directors. The Board of Directors and the Audit Committee believe that the Audit Committee’s current member composition satisfies the current rule of the National Association of Securities Dealers, Inc. (“NASD”) that governs audit committees, Rule 4310(c)(26)(B)(iii), including the requirement that audit committee members all be “independent directors” as that term is defined by NASD Rule 4200(a)(14).  As of the Annual Meeting, however, Mr. Grimstad will resign from the committee, and it is expected that a new independent director, will join the committee.

In accordance with its written charter adopted by the Board of Directors (set forth in Appendix A attached hereto), the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

(1)          reviewed and discussed the audited financial statements with management;

(2)          discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards No. 61 as modified and supplemented (Audit Committee Communications); and

(3)          reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board’s Standard No.1, and discussed with the independent auditors any relationships that may impact their objectivity and independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004, as filed with the Securities and Exchange Commission.

Members of the Audit Committee

•                  William R. Franta

•                  John A. Grimstad

•                  Eugene W. Courtney

SHAREHOLDER PROPOSALS AND NOMINATIONS OF DIRECTOR CANDIDATES

Any appropriate proposal submitted by a shareholder of Waters and intended to be presented at the 2005 Annual Meeting must be received by Waters by May __, 2005 to be included in our proxy statement and related proxy for the 2005 Annual Meeting.  If a shareholder proposal intended to be presented at the 2005 annual meeting but not included in the proxy materials is received by us after  August ___2005, then management named in our proxy for the 2005 Annual Meeting will have discretionary authority to vote shares represented by such proxies on the shareholder proposal, if presented at the meeting.

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Also, the Company’s Bylaws permit shareholders to make nominations for the election of directors and propose business to be brought before any regular meeting of shareholders, provided advance written notice of such nomination or proposal is received by the Company on or before May ____, 2005.  According to the Company’s Bylaws, a shareholder nomination or proposal received outside of this time period will be considered untimely and the chairman of the meeting shall refuse to acknowledge such untimely nomination or proposal.

We will inform you of any changes of the aforesaid dates in a timely manner and will provide notice of the new dates in our earliest possible quarterly report on Form 10-QSB.

Any shareholder nomination or proposal must be submitted in accordance with the Company’s Bylaws and comply with any applicable laws and regulations.  All submissions should be made to our Chief Financial Officer at the Company’s principal offices at 13705 26th Avenue N., Suite 102, Minneapolis, Minnesota 55441.

ANNUAL REPORT

A copy of the Company’s Annual Report to Shareholders for the fiscal year ended June 30, 2004, including financial statements, accompanies this Notice of Annual Meeting and Proxy Statement.  No portion of the Annual Report is incorporated herein or is to be considered proxy soliciting material.

FORM 10-KSB

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 2004, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND A LIST OF EXHIBITS TO SUCH FORM 10-KSB.  THE COMPANY WILL FURNISH TO ANY SUCH PERSON ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-KSB UPON THE ADVANCE PAYMENT OF REASONABLE FEES.  REQUESTS FOR A COPY OF THE FORM 10-KSB AND/OR ANY EXHIBIT(S) SHOULD BE DIRECTED TO THE CHIEF FINANCIAL OFFICER OF WATERS INSTRUMENTS, INC., 13705 26TH AVENUE N., SUITE 102, MINNEAPOLIS, MINNESOTA 55441.  YOUR REQUEST MUST CONTAIN A REPRESENTATION THAT, AS OF SEPTEMBER 8, 2004, YOU WERE A BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE 2004 ANNUAL MEETING OF SHAREHOLDERS. THE FORM 10-KSB IS ALSO AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT WWW.SEC.GOV.

OTHER BUSINESS

Management knows of no other matters to be presented at the 2004 Annual Meeting.  If any other matter properly comes before the 2004 Annual Meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.

SOLICITATION

The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of stock, will be borne by the Company and such solicitation will be effected solely by mail, provided that it is expected that banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting material to their principals and to obtain authorization for the execution of proxies and will be reimbursed for their reasonable expenses incurred in connection therewith. If it should become necessary, directors, officers or regular employees of the Company may, without compensation beyond their regular compensation, solicit proxies personally or by telephone.

                                                                                                        BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Jerry W. Grabowski
Jerry W. Grabowski
President and Chief Executive Officer

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APPENDIX A

CHARTER FOR THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF WATERS INSTRUMENTS, INC.

I.              PURPOSE

The primary function of the Audit Committee of Waters Instruments, Inc. (the “Company”) is to provide oversight by reviewing:  the financial reports and other financial information provided by the Company to any governmental body or the public; the Company’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board of Directors (the “Board”) of the Company have established; and the Company’s auditing, accounting and financial reporting processes generally.  Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels.  The Committee’s primary duties and responsibilities are to:

•                                            Serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system.

•                                            Coordinate, review and appraise the audit efforts of the Company’s independent accountants.

•                                            Communicate directly with the independent accountants, the financial and senior management, and the Board of Directors regarding the matters related to the Committee’s responsibilities and duties.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section III of this Charter.

II.            MEMBERSHIP

The Committee will be comprised of three or more directors elected by the Board, each of whom will be independent (as such term is defined by applicable laws and regulations or the Company’s corporate governance policies, if any).  Committee members will serve until the next annual organizational meeting of the Board, or until their successors are duly elected and qualified.  The Chair of the Committee will be elected by the Board.  In the absence of the election of a Chair by the Board, the members of the Committee will elect a Chair by majority vote of the Committee membership.  In addition, no member of the Audit Committee will receive any compensation whatsoever from the Company other than compensation paid to such member as a director of the Company and member of one or more committee of the Company’s Board of Directors.

All Committee members will have a working familiarity with basic finance and accounting practices and will be able to read and understand financial statements at the time of their appointment to the Committee.  At least one member of the Committee will be a “financial expert”, as such term is defined in applicable laws or regulations.

III.           RESPONSIBILITIES AND DUTIES

Documents/Reports Review

•                                            Review and update this Charter periodically, at least annually, as conditions dictate.

•                                            Review the Company’s annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion or review rendered by the independent accountants or management.

•                                            Review with financial management and the independent accountants any release of earnings prior to its issuance and any Form 10-Q or 10-K prior to its filing.  The Chair of the Committee may represent the entire Committee for purposes of this review.

Independent Accountants

•                                            Appoint, compensate and oversee the Company’s independent auditors.  The Company’s independent auditors will report directly to the Committee.  On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Company to determine the accountants’ independence.

•                                            Review the performance of the independent accountants and discharge the independent accountants when circumstances warrant.

•                                            Periodically consult with the independent accountants out of the presence of management regarding the adequacy of internal controls and the fullness and accuracy of the Company’s financial statements.

•                                            Pre-approve all audit services and non-audit services to be performed by the Company’s independent auditors.

•                                            Discuss with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented.

•                                            Obtain and review the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented.

Audit Committee Report

•                                            Prepare an annual Audit Committee Report to be presented to the Board.  The Committee will prepare the Audit Committee Report understanding that it will be used as required by applicable laws and regulations and knowledge of those requirements.

Related-Party Transactions

•                                            Review and approve all related-party transactions to which the Company may be a party prior to their implementation to assess whether such transactions meet applicable laws and regulations.

Financial Reporting Processes

•                                            In consultation with the independent accountants and management, review the integrity of the Company’s financial reporting processes, both internal and external.

•                                            Consider and revise, if appropriate, the Company’s auditing and accounting principles and practices.

•                                            Consider the adequacy of the financial and accounting staff.

Ethical and Legal Compliance

•                                            Review periodically the Company’s Code of Business Conduct and Ethics applicable to Senior Financial Officers and management’s enforcement of such Code as it relates to the Company’s financial reporting process and internal control system.

•                                            Ensure that management has the proper review system in place to ensure that Company’s financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

•                                            Review, with the Company’s counsel, any legal matter that could have a significant impact on the Company’s financial statements.

•                                            Establish and maintain procedures for efficiently responding to complaints received by the Company regarding accounting, internal accounting controls and auditing.  At a minimum, these procedures will allow employees to submit concerns regarding questionable accounting and auditing matters on a confidential, anonymous basis.

•                                            Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

IV.           AUTHORITY

                The Audit Committee will have the authority as and when it will determine to be necessary or appropriate to the functions of the Audit Committee, to:

i.                  At the expense of the Company, if required, conduct such studies, analyses and evaluations necessary to perform the duties and fulfill the responsibilities assigned to it by this Charter, the Board and applicable laws and regulations.

ii.               At the expense of the Company, have full and independent access to the Company’s outside counsel, other advisors and Company personnel, after first notifying the Chief Executive Officer or the Chief Financial Officer of the Committee’s intention to interview Company personnel.

iii.            At the expense of the Company, to engage and consult independent consultants and advisors, including outside counsel or financial advisors different from the Company’s existing counsel or advisors, to assist it with its functions.

iv.           Have full and independent access to Company business and financial information.

v.              Take all action appropriate to the performance of the Committee’s duties.

V.            MEETINGS AND MINUTES

The Committee will meet at least four (4) times annually, or more frequently as circumstances dictate.  As part of its job to foster open communication, the Committee should meet periodically with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately.

The Audit Committee will maintain written minutes of its meeting.  Such minutes will be provided to the Board, and filed with the minutes of the meetings of the Board Directors.

VI.           MANAGEMENT COOPERATION

Management of the Company will cooperate with the Committee and render to the Committee such assistance as it may request for the purpose of carrying out its functions.

WATERS INSTRUMENTS, INC.

2004 EQUITY INCENTIVE PLAN

SECTION 1.

DEFINITIONS

                As used herein, the following terms shall have the meanings indicated below:

                (a)           “Administrator” shall mean the Board or the Committee, as the case may be.

                (b)           “Affiliate” shall mean a Parent or Subsidiary of the Company.

                (c)           “Award” shall mean any grant of an Option, Restricted Stock/Restricted Stock Unit Award or Stock Appreciation Right.

                (d)           “Committee” shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board.  If the Company’s securities are registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, then, to the extent necessary for compliance with Rule 16b-3, or any successor provision, each of the members of the Committee shall be a “non-employee director.”  Solely for purposes of this Section 1(a), “non-employee director” shall have the same meaning as set forth in Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.  Further, to the extent necessary for compliance with the limitations set forth in Internal Revenue Code Section 162(m), each of the members of the Committee shall be an “outside director” within the meaning of Code Section 162(m) and the regulations issued thereunder.

                (e)           The “Company” shall mean Waters Instruments, Inc., a Minnesota corporation.

                (f)            “Fair Market Value” as of any date shall mean (i) if such stock is listed on the Nasdaq National Market, Nasdaq SmallCap Market, or an established stock exchange, the price of such stock at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of such stock shall have occurred on such date, on the next preceding day on which there was a sale of stock; (ii) if such stock is not so listed on the Nasdaq National Market, Nasdaq SmallCap Market, or an established stock exchange, the average of the closing “bid” and “asked” prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted “bid” and “asked” prices on such date, on the next preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of such date, the per share value as determined by the Board, or the Committee, in its sole discretion by applying principles of valuation with respect to the Company’s Common Stock.

                (g)           The “Internal Revenue Code” is the Internal Revenue Code of 1986, as amended from time to time.

                (h)           “Option” means an incentive stock option or nonqualified stock option granted pursuant to the Plan.

                (i)            “Option Stock,” “Stock” or “Common Stock” shall mean Common Stock of the Company (subject to adjustment as described in Section 13) reserved for Options, Restricted Stock/Restricted Stock Unit Awards and Stock Appreciation Rights pursuant to this Plan.

                (j)            “Parent” shall mean any corporation which owns, directly or indirectly in an unbroken chain, fifty percent (50%) or more of the total voting power of the Company’s outstanding stock.

                (k)           The “Participant” means a key employee of the Company or any Subsidiary to whom an incentive stock option has been granted pursuant to Section 9; a consultant or advisor to, or director, key employee or officer, of the Company or any Subsidiary to whom a nonqualified stock option has been granted pursuant to Section 10; or a consultant or advisor to, or director, key employee or officer, of the Company or any Subsidiary to whom a Restricted Stock/Restricted Stock Unit Award has been granted pursuant to Section 11; or a consultant or advisor to, or director, key employee or officer, of the Company or any Subsidiary to whom a Stock Appreciation Right has been granted pursuant to Section 12.

                (l)            The “Plan” means the Waters Instruments, Inc. 2004 Equity Incentive Plan, as amended hereafter from time to time, including the form of Agreements as they may be modified by the Administrator from time to time.

                (m)          “Restricted Stock Award” shall mean any grant of restricted shares of Common Stock of the Company pursuant to Section 11 hereof.  “Restricted Stock Unit Award” shall mean any grant of restricted stock units pursuant to Section 11 hereof.  Collectively, Restricted Stock Awards and Restricted Stock Unit Awards shall be referred to as “Restricted Stock/Restricted Stock Unit Awards.”

                (n)           “Stock Appreciation Right” shall mean a grant pursuant to Section 12 hereof.

                (o)           A “Subsidiary” shall mean any corporation of which fifty percent (50%) or more of the total voting power of outstanding stock is owned, directly or indirectly in an unbroken chain, by the Company.

SECTION 2.

PURPOSE

                The purpose of the Plan is to promote the success of the Company and its Subsidiaries by facilitating the employment and retention of competent personnel and by furnishing incentive to officers, directors, key employees, consultants, and advisors upon whose efforts the success of the Company and its Subsidiaries will depend to a large degree.

                It is the intention of the Company to carry out the Plan through the granting of Options which will qualify as “incentive stock options” under the provisions of Section 422 of the Internal Revenue Code, or any successor provision, pursuant to Section 9 of this Plan, through the granting of Options that are “nonqualified stock options” pursuant to Section 10 of this Plan, through the granting of Restricted Stock/Restricted Stock Unit Awards pursuant to Section 11 of this Plan, and through the granting of Stock Appreciation Rights pursuant to Section 12 hereof.  Adoption of this Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company within twelve (12) months before or after the adoption of the Plan by the Board of Directors.  In no event shall any Options, Restricted Stock/Restricted Stock Unit Awards or Stock Appreciation Rights be granted prior to the date this Plan is approved by the shareholders of the Company.

SECTION 3.

EFFECTIVE DATE OF PLAN

                The Plan shall be effective as of the date of adoption by the Board of Directors, subject to approval by the shareholders of the Company as required in Section 2.

SECTION 4.

ADMINISTRATION

                The Plan shall be administered by the Board of Directors of the Company (hereinafter referred to as the “Board”) or by a Committee which may be appointed by the Board from time to time to administer the Plan (hereinafter collectively referred to as the “Administrator”).  Except as otherwise provided herein, the Administrator shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority to determine, in its sole discretion, whether an Award shall be granted; the individuals to whom, and the time or times at which, such Awards shall be granted; the number of shares subject to each such Award, and any other terms and conditions of each Award.  The Administrator shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective Awards (which may vary from Participant to Participant) evidencing each Award, and to make all other determinations necessary or advisable for the administration of the Plan.  The Administrator’s interpretation of the Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned.

                No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan.  In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.

SECTION 5.

PARTICIPANTS

                The Administrator shall from time to time, at its discretion and without approval of the shareholders, designate those key employees, officers, directors, consultants, and advisors of the Company or of any Subsidiary to whom Awards shall be granted under this Plan; provided, however, that consultants or advisors shall not be eligible to receive Awards hereunder unless such consultant or advisor renders bona fide services to the Company or Subsidiary and such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.  The Administrator shall, from time to time, at its discretion and without approval of the shareholders, designate those employees of the Company or any Subsidiary to whom Awards shall be granted under this Plan.  The Administrator may grant additional Awards under this Plan to some or all Participants then holding Awards, or may grant Awards solely or partially to new Participants. In designating Participants, the Administrator shall also determine the number of shares subject to each Award granted to each Participant. The Administrator may from time to time designate individuals as being ineligible to participate in the Plan.

SECTION 6.

STOCK

                The capital stock to be issued under this Plan shall consist of authorized but unissued shares of Stock.  Five Hundred Fifty Thousand (550,000) shares of Stock shall be reserved and available for Awards under the Plan; provided, however, that the total number of shares of Stock reserved for Awards under this Plan shall be subject to adjustment as provided in Section 13 of the Plan; and provided, further, that all shares of Stock reserved and available under the Plan shall constitute the maximum aggregate number of shares of Stock that may be issued through incentive stock options.  In the event that any outstanding Option, Stock Appreciation Right, Restricted Stock/Restricted Stock Unit Award under the Plan for any reason expires or is terminated prior to the exercise of the Option or Stock Appreciation Right, or prior to the lapsing of the risks of forfeiture on the Restricted Stock/Restricted Stock Unit Award, the shares of Stock allocable to the unexercised portion of such Option or Stock Appreciation Right or to the forfeited portion of the Restricted Stock/Restricted Stock Unit Award shall continue to be reserved for Options, Stock Appreciation Rights, Restricted Stock/Restricted Stock Unit Awards under the Plan and may be optioned or awarded hereunder.

SECTION 7.

DURATION OF PLAN

                Incentive stock options may be granted pursuant to the Plan from time to time during a period of ten (10) years from the effective date as defined in Section 3.  Other Awards may be granted pursuant to the Plan from time to time after the effective date of the Plan and until the Plan is discontinued or terminated by the Board.

SECTION 8.

PAYMENT

                Participants may pay for shares of Stock of the Company upon exercise of Options granted pursuant to this Plan with cash, personal check, certified check or, if approved by the Administrator in its sole discretion, previously-owned shares of the Company’s Common Stock, or any combination thereof, or such other form of payment as may be authorized by the Administrator.  Any Stock so tendered as part of such payment shall be valued at such Stock’s then Fair Market Value. The Administrator may, in its sole discretion, limit the forms of payment available to the Participant and may exercise such discretion any time prior to the termination of the Option granted to the Participant or upon any exercise of the Option by the Participant.  “Previously-owned shares” means shares of the Company’s Common Stock which the Participant has owned for at least six (6) months prior to the exercise of the stock option, or for such other period of time as may be required by generally accepted accounting principles.

                With respect to payment in the form of Common Stock of the Company, the Administrator may require advance approval or adopt such rules as it deems necessary to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

SECTION 9.

TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

                Each incentive stock option granted pursuant to this Section 9 shall be evidenced by a written incentive stock option agreement (the “Option Agreement”).  The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Option Agreement shall comply with and be subject to the following terms and conditions:

                (a)           Number of Shares and Option Price.  The Option Agreement shall state the total number of shares covered by the incentive stock option.  Except as permitted by Section 424(d) of the Internal Revenue Code, or any successor provision, the option price per share shall not be less than one hundred percent (100%) of the per share Fair Market Value of the Company’s Common Stock on the date the Administrator grants the option; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the option price per share of an incentive stock option granted to such Participant shall not be less than one hundred ten percent (110%) of the per share Fair Market Value of the Company’s Common Stock on the date of the grant of the option.  The Administrator shall have full authority and discretion in establishing the option price and shall be fully protected in so doing.

                (b)           Term and Exercisability of Incentive Stock Option.  The term during which any incentive stock option granted under the Plan may be exercised shall be established in each case by the Administrator.  In no event shall any incentive stock option be exercisable during a term of more than ten (10) years after the date on which it is granted; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the incentive stock option granted to such Participant shall be exercisable during a term of not more than five (5) years after the date on which it is granted.

                The Option Agreement shall state when the incentive stock option becomes exercisable and shall also state the maximum term during which such option may be exercised.  In the event an incentive stock option is exercisable immediately, the manner of exercise of such option in the event it is not exercised in full immediately shall be specified in the Option Agreement.  The Administrator may accelerate the exercisability of any incentive stock option granted hereunder which is not immediately exercisable as of the date of grant.

                (c)           Nontransferability.  No incentive stock option shall be transferable, in whole or in part, by the Participant other than by will or by the laws of descent and distribution.  During the Participant’s lifetime, the incentive stock option may be exercised only by the Participant.  If the Participant shall attempt any transfer of any incentive stock option granted under the Plan during the Participant’s lifetime, such transfer shall be void and the incentive stock option, to the extent not fully exercised, shall terminate.

                (d)           No Rights as Shareholder.  A Participant (or the Participant’s successor or successors) shall have no rights as a shareholder with respect to any shares covered by an incentive stock option until the date of the issuance of a stock certificate evidencing such shares.  No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 13 of the Plan).

                (e)           Withholding Taxes.  The Company or its Affiliate shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s exercise of an incentive stock option or a “disqualifying disposition” of shares acquired through the exercise of an incentive stock option as defined in Code Section 421(b).  In the event the Participant is required under the Option Agreement to pay the Company or its Affiliate, or make arrangements satisfactory to the Company or its Affiliate respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligation, in whole or in part, by electing to have the Company or its Affiliate withhold shares of Option Stock otherwise issuable to the Participant as a result of the exercise of the incentive stock option having a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise.  In no event may the Company or its Affiliate withhold shares having a Fair Market Value in excess of such statutory minimum required tax withholding.  The Participant’s election to have shares withheld for this purpose shall be made on or before the date the incentive stock option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law.  Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

                (f)            Other Provisions.  The Option Agreement authorized under this Section 9 shall contain such other provisions as the Administrator shall deem advisable.  Any such Option Agreement shall contain such limitations and restrictions upon the exercise of the Option as shall be necessary to ensure that such Option will be considered an “incentive stock option” as defined in Section 422 of the Internal Revenue Code or to conform to any change therein.

SECTION 10.

TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

                Each nonqualified stock option granted pursuant to this Section 10 shall be evidenced by a written nonqualified stock option agreement (the “Option Agreement”).  The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Option Agreement shall comply with and be subject to the following terms and conditions:

                (a)           Number of Shares and Option Price.  The Option Agreement shall state the total number of shares covered by the nonqualified stock option.  Unless otherwise determined by the Administrator, the option price per share shall not be less than one hundred percent (100%) of the per share Fair Market Value of the Company’s Common Stock on the date the Administrator grants the option.

                (b)           Term and Exercisability of Nonqualified Stock Option.  The term during which any nonqualified stock option granted under the Plan may be exercised shall be established in each case by the Administrator.  The Option Agreement shall state when the nonqualified stock option becomes exercisable and shall also state the maximum term during which such option may be exercised.  In the event a nonqualified stock option is exercisable immediately, the manner of exercise of such option in the event it is not exercised in full immediately shall be specified in the Option Agreement.   The Administrator may accelerate the exercisability of any nonqualified stock option granted hereunder which is not immediately exercisable as of the date of grant.

                (c)           Transferability.  The Administrator may, in its sole discretion, permit the Participant to transfer any or all nonqualified stock options to any member of the Participant’s “immediate family” as such term is defined in Rule 16a-1(e) promulgated under the Securities Exchange Act of 1934, or any successor provision, or to one or more trusts whose beneficiaries are members of such Participant’s “immediate family” or partnerships in which such family members are the only partners; provided, however, that the Participant cannot receive any consideration for the transfer and such transferred nonqualified stock option shall continue to be subject to the same terms and conditions as were applicable to such nonqualified stock option immediately prior to its transfer.

                (d)           No Rights as Shareholder.  A Participant (or the Participant’s successor or successors) shall have no rights as a shareholder with respect to any shares covered by a nonqualified stock option until the date of the issuance of a stock certificate evidencing such shares.  No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 13 of the Plan).

                (e)           Withholding Taxes.  The Company or its Affiliate shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s exercise of a nonqualified stock option.  In the event the Participant is required under the Option Agreement to pay the Company or its Affiliate, or make arrangements satisfactory to the Company or its Affiliate respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligation, in whole or in part, by electing to have the Company or its Affiliate withhold shares of Option Stock otherwise issuable to the Participant as a result of the exercise of the nonqualified stock option having a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise.  In no event may the Company or its Affiliate withhold shares having a Fair Market Value in excess of such statutory minimum required tax withholding.  The Participant’s election to have shares withheld for this purpose shall be made on or before the date the nonqualified stock option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law.  Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

                (f)            Other Provisions.  The Option Agreement authorized under this Section 10 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 11.

RESTRICTED STOCK AND RESTRICTED STOCK UNIT AWARDS

                Each Restricted Stock/Restricted Stock Unit Award granted pursuant to this Section 11 shall be evidenced by a written restricted stock agreement or restricted stock unit agreement (the “Restricted Stock Agreement” or “Restricted Stock Unit Agreement”, as the case may be).  The Restricted Stock Agreement or Restricted Stock Unit Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Restricted Stock Agreement or Restricted Stock Unit Agreement shall comply with and be subject to the following terms and conditions:

                (a)           Number of Shares.  The Restricted Stock Agreement or Restricted Stock Unit Agreement shall state the total number of shares of Stock covered by the Restricted Stock/ Restricted Stock Unit Award.

                (b)           Risks of Forfeiture.  The Restricted Stock Agreement or Restricted Stock Unit Agreement shall set forth the risks of forfeiture, if any, which shall apply to the shares of Stock covered by the Restricted Stock/Restricted Stock Unit Award, and shall specify the manner in which such risks of forfeiture shall lapse.  The Administrator may, in its sole discretion, modify the manner in which such risks of forfeiture shall lapse but only with respect to those shares of Stock which are restricted as of the effective date of the modification.

(c)           Issuance of Shares; Rights as Shareholder.

(i)            With respect to a Restricted Stock Award, the Company shall cause to be issued a stock certificate representing such shares of Stock in the Participant’s name, and shall deliver such certificate to the Participant; provided, however, that the Company shall place a legend on such certificate describing the risks of forfeiture and other transfer restrictions set forth in the Participant’s Restricted Stock Agreement and providing for the cancellation and return of such certificate if the shares of Stock subject to the Restricted Stock Award are forfeited.  Until the risks of forfeiture have lapsed or the shares subject to such Restricted Stock Award have been forfeited, the Participant shall be entitled to vote the shares of Stock represented by such stock certificates and shall receive all dividends attributable to such shares, but the Participant shall not have any other rights as a shareholder with respect to such shares.

(ii)           With respect to a Restricted Stock Unit Award, as the risks of forfeiture on the restricted stock units lapse, the Administrator shall cause to be issued one or more stock certificates in the Participant’s name and shall deliver such certificates to the Participant in satisfaction of such restricted stock units.  Until the risks of forfeiture on the restricted stock units have lapsed, the Participant shall not be entitled to vote any shares of stock which may be acquired through the restricted stock units, shall not receive any dividends attributable to such shares, and shall not have any other rights as a shareholder with respect to such shares.

                (d)           Withholding Taxes.  The Company or its Affiliate shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s Restricted Stock/ Restricted Stock Unit Award.  In the event the Participant is required under the Restricted Stock Agreement or Restricted Stock Unit Agreement to pay the Company or its Affiliate, or make arrangements satisfactory to the Company or its Affiliate respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock, including shares of Stock received pursuant to a Restricted Stock/ Restricted Stock Unit Award on which the risks of forfeiture have lapsed.  Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the lapsing of the risks of forfeiture on such Restricted Stock or Restricted Stock Units.  In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding.  The Participant’s election to deliver shares of Common Stock for this purpose shall be made on or before the date that the amount of tax to be withheld is determined under applicable tax law.  Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

                (e)           Nontransferability.  No Restricted Stock/Restricted Stock Unit Award shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution, prior to the date the risks of forfeiture described in the Restricted Stock Agreement or Restricted Stock Unit Agreement have lapsed.  If the Participant shall attempt any transfer of any Restricted Stock/Restricted Stock Unit Award granted under the Plan prior to such date, such transfer shall be void and the Restricted Stock/Restricted Stock Unit Award shall terminate.

                (f)            Other Provisions.  The Restricted Stock Agreement authorized under this Section 11 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 12.

STOCK APPRECIATION RIGHTS

                Each Stock Appreciation Right granted pursuant to this Section 12 shall be evidenced by a written agreement (the “Stock Appreciation Agreement”).  The Stock Appreciation Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from

Participant to Participant; provided, however, that each Participant and each Stock Appreciation Agreement shall comply with and be subject to the following terms and conditions:

                (a)           Awards.  A Stock Appreciation Right shall entitle the Participant to receive, upon exercise, cash, shares of Stock, or any combination thereof, having a value equal to the excess of (i) the Fair Market Value of a specified number of shares of Stock on the date of such exercise, over (ii) a specified exercise price.  Unless otherwise determined by the Administrator, the specified exercise price shall not be less than 100% of the Fair Market Value of such shares of Stock on the date of grant of the Stock Appreciation Right.  A Stock Appreciation Right may be granted independent of or in tandem with a previously or contemporaneously granted Option.

                (b)           Term and Exercisability.  The term during which any Stock Appreciation Right granted under the Plan may be exercised shall be established in each case by the Administrator.  The Stock Appreciation Agreement shall state when the Stock Appreciation Right becomes exercisable and shall also state the maximum term during which such Stock Appreciation Right may be exercised.  In the event a Stock Appreciation Right is exercisable immediately, the manner of exercise of such Stock Appreciation Right in the event it is not exercised in full immediately shall be specified in the Stock Appreciation Agreement.   The Administrator may accelerate the exercisability of any Stock Appreciation Right granted hereunder which is not immediately exercisable as of the date of grant.  If a Stock Appreciation Right is granted in tandem with an Option, Stock Appreciation Agreement shall set forth the extent to which the exercise of all or a portion of the Stock Appreciation Right shall cancel a corresponding portion of the Option, and the extent to which the exercise of all or a portion of the Option shall cancel a corresponding portion of the Stock Appreciation Right.

                (c)           Withholding Taxes.  The Company or its Affiliate shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s Stock Appreciation Right.  In the event the Participant is required under the Stock Appreciation Right to pay the Company or its Affiliate, or make arrangements satisfactory to the Company or its Affiliate respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock.  Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.  In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding.  The Participant’s election to deliver shares of Common Stock for this purpose shall be made on or before the date that the amount of tax to be withheld is determined under applicable tax law.  Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

                (d)           Nontransferability.  No Stock Appreciation Right shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution.  If the Participant shall attempt any transfer of any Stock Appreciation Right granted under the Plan, such transfer shall be void and the Stock Appreciation Right shall terminate.

                (e)           No Rights as Shareholder.  A Participant (or the Participant’s successor or successors) shall have no rights as a shareholder with respect to any shares covered by a Stock Appreciation Right until the date of the issuance of a stock certificate evidencing such shares.  No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 13 of the Plan).

                (f)            Other Provisions.  The Stock Appreciation Agreement authorized under this Section 12 shall contain such other provisions as the Administrator shall deem advisable, including but not limited to any restrictions on the exercise of the Stock Appreciation Right which may be necessary to comply with Rule 16b-3 of the Securities Exchange Act of 1934, as amended.

SECTION 13.

RECAPITALIZATION, SALE, MERGER, EXCHANGE

OR LIQUIDATION

                In the event of an increase or decrease in the number of shares of Common Stock resulting from a subdivision or consolidation of shares, stock dividend, or stock split, the Board may, in its sole discretion, adjust the number of shares of Stock reserved under Section 6 hereof, the number of shares of Stock covered by each Award, and, if applicable, the price per share thereof to reflect such change.  Additional shares which may be credited pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

                Unless otherwise provided in the agreement with respect to an Award, in the event of an acquisition of the Company through the sale of substantially all of the Company’s assets and the consequent discontinuance of its business or through a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture or liquidation of the Company (collectively referred to as a “transaction”), the Board may provide for one or more of the following:

(a)           the equitable acceleration of the exercisability of any outstanding Options or Stock Appreciation Rights or the lapsing of the risks of forfeiture on any Restricted Stock/Restricted Stock Unit Awards;

(b)           the complete termination of this Plan, the cancellation of outstanding Options or Stock Appreciation Rights not exercised prior to a date specified by the Board (which date shall give Participants a reasonable period of time in which to exercise such Award prior to the effectiveness of such transaction) and the cancellation of any Restricted Stock/Restricted Stock Unit Awards for which the risks of forfeiture have not lapsed;

(c)           that Participants holding outstanding Options and Stock Appreciation Rights shall receive, with respect to each share of Stock subject to such Awards, as of the effective date of any such transaction, cash in an amount equal to the excess of the Fair Market Value of such Stock on the date immediately preceding the effective date of such transaction over the price per share of such Options or Stock Appreciation Rights; provided that the Board may, in lieu of such cash payment, distribute to such Participants shares of Common Stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the cash payment herein;

(d)           that Participants holding outstanding Restricted Stock/Restricted Stock Unit Awards shall receive, with respect to each share of Stock subject to such Awards, as of the effective date of any such transaction, cash in an amount equal to the Fair Market Value of such Stock on the date immediately preceding the effective date of such transaction; provided that the Board may, in lieu of such cash payment, distribute to such Participants shares of Common Stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the cash payment herein;

(e)           the continuance of the Plan with respect to the exercise of Options or Stock Appreciation Rights which were outstanding as of the date of adoption by the Board of such plan for such transaction and provide to Participants holding such Options and Stock Appreciation Rights the right to exercise their respective Options or Stock Appreciation Rights as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction; and

(f)            the continuance of the Plan with respect to Restricted Stock/Restricted Stock Unit Awards for which the risks of forfeiture have not lapsed as of the date of adoption by the Board of such plan for such transaction and provide to Participants holding such Awards the right to receive an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction.

                The Board may restrict the rights of or the applicability of this Section 13 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code or any other applicable law or regulation.  The grant of an Award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 14.

INVESTMENT PURPOSE

                No shares of Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company’s counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements.  As a condition to the issuance of Stock to Participant, the Administrator may require Participant to (a) represent that the shares of Stock are being acquired for investment and not resale and to make such other representations as the Administrator shall deem necessary or appropriate to qualify the issuance of the shares of Stock as exempt from the Securities Act of 1933 and any other applicable securities laws, and (b) represent that Participant shall not dispose of the shares of Stock in violation of the Securities Act of 1933 or any other applicable securities laws.

                As a further condition to the issuance of Stock to Participant, Participant agrees to the following:

                (a)           In the event the Company advises Participant that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their rights to the Common Stock underlying Awards, Participant will not, for a period not to exceed 180 days from the prospectus, sell or contract to sell or grant an option to buy or otherwise dispose of any Award granted to Participant pursuant to the Plan or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s).

                (b)           In the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised Options or Stock Appreciation Rights so as to comply with any state’s securities or Blue Sky law limitations with respect thereto, the Board shall have the right (i) to accelerate the exercisability of any Award and the date on which such Award must be exercised, provided that the Company gives Participant prior written notice of such acceleration, and (ii) to cancel any Awards or portions thereof which Participant does not exercise prior to or contemporaneously with such public offering.

                (c)           In the event of a transaction (as defined in Section 13 of the Plan), Participant will comply with Rule 145 of the Securities Act of 1933 and any other restrictions imposed under other applicable legal or accounting principles if Participant is an “affiliate” (as defined in such applicable legal and accounting principles) at the time of the transaction, and Participant will execute any documents necessary to ensure compliance with such rules.

                The Company reserves the right to place a legend on any stock certificate issued upon the exercise of an Award pursuant to the Plan to assure compliance with this Section 14.

SECTION 15.

AMENDMENT OF THE PLAN

                The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Section 13, shall impair the terms and conditions of any Award which is outstanding on the date of such revision or amendment to the material detriment of the Participant without the consent of the Participant.  Notwithstanding the foregoing, no such revision or amendment shall (i) materially increase the number of shares subject to the Plan except as provided in Section 13 hereof, (ii) change the designation of the class of employees eligible to receive Awards, (iii) decrease the price at which Options may be granted, or (iv) materially increase the benefits accruing to Participants under the Plan without the approval of the shareholders of the Company if such approval is required for compliance with the requirements of any applicable law or regulation.  Furthermore, the Plan may not, without the approval of the shareholders, be amended in any manner that will cause incentive stock options to fail to meet the requirements of Section 422 of the Internal Revenue Code.

SECTION 16.

NO OBLIGATION TO EXERCISE OPTION

                The granting of an Option or Stock Appreciation Right shall impose no obligation upon the Participant to exercise such Option or Stock Appreciation Right.  Further, the granting of any Award hereunder shall not impose upon the Company or any Affiliate any obligation to retain the Participant in its employ for any period.

PROXY

This Proxy is solicited on behalf of the Board of Directors. The undersigned hereby appoints JERRY W. GRABOWSKI and GREGORY J. ANSHUS with full power of substitution, as proxy to vote for me and in my name with like effect as if I were personally present and voting at the Annual Meeting of Shareholders of Waters Instruments, Inc., called to be held at 1:30 p.m., CDT, Tuesday, October 26, 2004, at the offices of Fredrikson & Byron, 4000 US Bank Plaza, 200 South Sixth Street, Minneapolis, MN 55402, and at all adjournments thereof, hereby revoking any proxy or proxies heretofore given.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made as to a particular proposal, this proxy will be voted for such proposal.

The Board of Directors recommends that you vote “FOR” each proposal.	Check One Box Only For each Proposal

1. NUMBER OF DIRECTORS. Proposal to establish the number of directors at four (4).	☐ FOR	☐ AGAINST	☐ ABSTAIN

2. AMEND THE COMPANY’S ARTICLES OF INCORPORATION. Proposal to increase the number of authorized shares to 100,000,000, consisting of 20,000,000 common shares and 80,000,000 undesignated shares.	☐ FOR	☐ AGAINST	☐ ABSTAIN

3. APPROVE THE 2004 EQUITY INCENTIVE PLAN. Proposal to approve the 2004 Equity Incentive Plan.	☐ FOR	☐ AGAINST	☐ ABSTAIN

4. OTHER MATTERS. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears above. Executors, administrators, trustees, guardians, etc., so indicate when signing. For stock held in joint tenancy, each joint owner should sign.

Signature	Date	, 2004

Signature, if held jointly	Date	, 2004

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED

PRE-PAID ENVELOPE OR FAX YOUR PROXY TO 763-509-7450

Waters Instruments, Inc., Investor Relations, 13705 26th Avenue N, Suite 102,  Minneapolis, MN 55441